EXHIBIT 10.1

                                                                  EXECUTION COPY

                          SECURITIES EXCHANGE AGREEMENT

                                  BY AND AMONG

                           SOUTH BEACH SPIRITS, INC.,

                           ST. MARTIN POWERBOATS, LLC,

                                       AND

           PAUL SPIVAK, THE SOLE MEMBER OF ST. MARTIN POWERBOATS, LLC

                            DATED AS OF: JUNE 8, 2016

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                          SECURITIES EXCHANGE AGREEMENT

     This SECURITIES EXCHANGE AGREEMENT (the "AGREEMENT"), dated as of June 8, 2016, is made by and among SOUTH BEACH SPIRITS, INC., a Nevada corporation ("SBES"), ST. MARTIN POWERBOATS, LLC, an Ohio limited liability company ("SMP") and PAUL SPIVAK, the sole member of SMP (the "MEMBER"). Each of SBES, SMP and the Member are referred to herein individually, as a "PARTY" and collectively, as the "PARTIES."

                                    RECITALS

     WHEREAS, the Member owns one hundred percent (100%) of the issued and outstanding limited liability company membership interests in SMP (the "SMP INTERESTS"); and

     WHEREAS, the Member has agreed to sell, transfer, assign, convey and deliver the SMP Interests to SBES, and SBES has agreed to acquire the SMP Interests from the Member in SMP in exchange for the issuance to the Member of such number of "restricted" shares of common stock of SBES (the "SBES SHARES"), which gives the Member fifty-one percent (51%) of the issued and outstanding common stock of SBES after consummation of the transactions contemplated hereby, all on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the Parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

     "ACCREDITED INVESTOR" has the meaning set forth in Rule 501(a) under the Securities Act.

     "ACTION" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

     "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

     "AGREEMENT" has the meaning set forth in the preamble.

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     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Miami, Florida are generally closed for business.

     "CLOSING" has the meaning set forth in SECTION 2.2.

     "CLOSING DATE" has the meaning set forth in SECTION 2.2. "CODE" means the Internal Revenue Code of 1986, as amended.

     "CONTRACT" means any written or oral contract, lease, license, indenture, note, bond, agreement, arrangement, understanding, permit, concession, franchise or other instrument.

     "DAMAGES" has the meaning set forth in SECTION 11.2.

     "ENVIRONMENTAL LAWS" has the meaning set forth in SECTION 4.18.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in effect

     "GAAP" means, with respect to any Person, generally accepted accounting principles in the U.S. applied on a consistent basis with such Person's past practices.

     "GOVERNMENTAL   AUTHORITY"  means  any  domestic  or  foreign,  federal  or national,  state or  provincial,  municipal  or local  government,  governmental
authority,   regulatory  or  administrative  agency,   governmental  commission,
department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body.

     "HAZARDOUS   MATERIALS"   has  the  meaning  set  forth  in  SECTION  4.18.

     "INDEBTEDNESS" means without duplication, (a) all indebtedness or other obligation of the Person for borrowed money, whether current, short-term, or long-term, secured or unsecured; (b) all indebtedness of the Person for the deferred purchase price for purchases of property outside the Ordinary Course of Business; (c) all lease obligations of the Person under leases which are capital leases in accordance with GAAP; (d) any off-balance sheet financing of the Person including synthetic leases and project financing; (e) any payment obligations of the Person in respect of banker's acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables); (f) any liability of the Person with respect to interest rate swaps, collars, caps and similar hedging obligations; (g) any liability of the Person under deferred compensation plans, phantom stock plans, severance or bonus plans, or similar arrangements made payable as a result of the transactions contemplated herein; (h) any indebtedness referred to in clauses
(a) through (g) above of any other Person which is either guaranteed by, or secured by a security interest upon any property owned by, the Person; and (i)

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accrued and unpaid  interest of, and prepayment  premiums,  penalties or similar contractual charges arising as result of the discharge at Closing of, any such foregoing obligation.

     "INDEMNIFIED PARTY" has the meaning set forth in SECTION 11.3.

     "INDEMNIFYING PARTY" has the meaning set forth in SECTION 11.3.

     "INTELLECTUAL PROPERTY" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

     "KNOWLEDGE" shall mean, except as otherwise explicitly provided herein, actual knowledge after reasonable investigation. SBES and SMP shall be deemed to have "Knowledge" of a matter if any of its officers, directors, managers, members or employees has Knowledge of such matter.

     "LAWS" means, with respect to any Person, any U.S. or non-U.S., federal, national, state, provincial, local, municipal, international, multinational or other Law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

     "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "LICENSE" means any security clearance, permit, license, variance, franchise, Order, approval, consent, certificate, registration or other authorization of any Governmental Authority or regulatory body, and other similar rights.

     "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

     "MATERIAL ADVERSE EFFECT" means, with respect to any Person, a material adverse effect on the business, financial condition, operations, results of operations, assets, customer, supplier or employee relations or future prospects of such Person.

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     "MEMBER" has the meaning set forth in the preamble.

     "ORDER" means any order, judgment, ruling, injunction, assessment, award, decree or writ of any Governmental Authority or regulatory body.

     "OPERATING AGREEMENT" has the meaning set forth in SECTION 4.6.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTY" and "PARTIES" have the respective meanings set forth in the preamble.

     "PERSON"  means  all  natural  persons,   corporations,   business  trusts,
associations,   companies,  partnerships,  limited  liability  companies,  joint ventures and other entities, governments, agencies and political subdivisions.

     "PRINCIPAL  MARKET"  means the OTCPink  Market.

     "SBES" has the meaning set forth in the preamble.

     "SBES INDEMNIFIED PARTIES" means SBES and its respective Affiliates and the officers, directors, employees, attorneys and agents of such Persons.

     "SBES MOST RECENT FISCAL YEAR END" means February 28, 2016.

     "SBES ORGANIZATIONAL DOCUMENTS" has the meaning set forth in SECTION 5.6.

     "SBES SHARES" has the meaning set forth in the recitals.

     "SEC" means the U.S. Securities and Exchange Commission, or any successor agency thereto.

     "SEC REPORTS" has the meaning set forth in SECTION 5.18.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same will be in effect at the time.

     "SMP" has the meaning set forth in the preamble.

     "SMP DISCLOSURE SCHEDULE" has the meaning set forth in ARTICLE IV.

     "SMP INDEMNIFIED PARTIES" means SMP and the Members and their respective Affiliates and the officers, managers, employees, attorneys and agents of such Persons.

     "SMP INTERESTS" has the meaning set forth in the Recitals.

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     "SMP MOST RECENT FISCAL YEAR END" means December 31, 2015.

     "SMP ORGANIZATIONAL DOCUMENTS" has the meaning set forth in SECTION 4.6.

     "TAX RETURN" means all returns, declarations, reports, estimates, statements, forms and other documents filed with or supplied to or required to be provided to a Governmental Authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.

     "TAX" or "TAXES" means all taxes, assessments, duties, levies or other charge imposed by any Governmental Authority of any kind whatsoever together with any interest, penalties, fines or additions thereto and any liability for payment of taxes whether as a result of (i) being a member of an affiliated, consolidated, combined, unitary or similar group for any period, (ii) any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any Person, (iii) being liable for another Person's taxes as a transferee or successor otherwise for any period, or (iv) operation of Law.

     "THIRD PARTY" has the meaning set forth in SECTION 11.4(A).

     "TRANSACTION  DOCUMENTS"  means,  collectively,   this  Agreement  and  all
agreements, certificates, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

     "TREASURY REGULATIONS" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "U.S." means the United States of America.

                                   ARTICLE II
                          SECURITIES EXCHANGE; CLOSING

     SECTION 2.1 SECURITIES EXCHANGE. At Closing, the Member shall sell, transfer, convey, assign and deliver the SMP Interests, representing one hundred percent (100%) all of the issued and outstanding limited liability company membership interests in SMP, to SBES, and in consideration therefor, subject to
SECTION 2.2, SBES shall issue the SBES Shares, representing fifty-one percent (51%) of the issued and outstanding shares of SBES common stock after giving effect to consummation of the transactions contemplated hereby, to the Member.

     SECTION 2.2 CLOSING. Upon the terms and subject to the conditions of this Agreement, the transactions contemplated by this Agreement shall take place at a closing (the "CLOSING") to be held by electronic or overnight courier exchange of documents on a date agreed to by the Parties, which shall be within (5) Business Days after satisfaction of all of the conditions to closing set forth herein. The date the Closing occurs is referred to herein as the "CLOSING DATE."

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     SECTION 2.3 CLOSING DELIVERIES BY SBES. At Closing,  SBES shall deliver, or cause to be delivered to the Member, as applicable, (a) certificates evidencing the SBES Shares registered in the name of the Member; (b) the resignations of Martin Ustin and Vincent Prince as directors and executive officers of SBES; (c) the appointment of the Member as the sole director of SBES; (d) a letter from each of Martin Ustin and Vincent Prince terminating the employment and consulting agreements between SBES and them and/or their Affiliates and waiving the right to receive any and all accrued but unpaid compensation thereunder; and
(e) such other customary closing documents and certificates as SMP and the Member or their counsel may reasonably request

     SECTION 2.4 CLOSING DELIVERIES BY SMP AND MEMBERS. At Closing, SMP and the Member, as applicable, shall deliver, or cause to be delivered to SBES, (a) an executed transfer power in form and substance satisfactory to SBES and its counsel, selling, transferring, assigning, conveying and delivering title thereto to SBES; and (b) such other customary closing documents and certificates as SBES or its counsel may reasonably request.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE MEMBER

     The Member hereby represents and warrants to SBES that the statements made in this ARTICLE III are correct and complete as of the date of this Agreement and as of the Closing Date (except where another date or period of time is specifically stated herein for a representation or warranty).

     SECTION 3.1 AUTHORITY. The Member has all requisite authority and power to enter into and deliver this Agreement and any of the other Transaction Documents to which the Member is a party, and any other certificate, agreement, document or instrument to be executed and delivered by the Member in connection with the transactions contemplated hereby and thereby and to perform his, hers or its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Transaction Documents to which such Member is a party will be, duly and validly authorized and approved, executed and delivered by the Member.

     SECTION  3.2  BINDING   OBLIGATIONS.   Assuming  this   Agreement  and  the
Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Member, this Agreement and each of the Transaction Documents to which the Member is a party are duly authorized, executed and delivered by the Member, and constitutes the legal, valid and binding obligations of the Member, enforceable against the Member in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     SECTION 3.3 NO CONFLICTS. Neither the execution or delivery by the Member of this Agreement or any Transaction Document to which the Member is a party, nor the consummation or performance by the Member of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice

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or lapse of time or both,  would  constitute a default)  under, or result in the termination or acceleration of, any agreement or instrument to which the Member is a party or by which the properties or assets of the Member are bound; or (b) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the Member under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of SMP under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which the Member is a party or any of the Member's assets and properties are bound or affected, except for any such contraventions, conflicts, violations, or other occurrences as could not reasonably be expected to have a Material Adverse Effect on the Member.

     SECTION 3.4 OWNERSHIP OF SMP INTERESTS. The Member owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to SBES pursuant to this Agreement, the SMP Interests, free and clear of any and all Liens. There are no options, rights, voting trusts, shareholder agreements or any other Contracts or understandings to which the Member is a party or by which the Member or the SMP Interests are bound with respect to the issuance, sale, transfer, voting or registration of the SMP Interests. At the Closing Date, SBES will acquire good, valid and marketable title to the SMP Interests free and clear of any and all Liens.

     SECTION 3.5 CERTAIN PROCEEDINGS. There is no Action pending against, or to the Knowledge of the Member, threatened against or affecting, the Member by any Governmental Authority or other Person with respect to the Member that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

     SECTION 3.6 NO BROKERS OR FINDERS. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Member for any SEC, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of the Member and the Member will indemnify and hold SBES harmless against any liability or expense arising out of, or in connection with, any such claim.

     SECTION 3.7 INVESTMENT REPRESENTATIONS.

     (A) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Member is acquiring the SBES Shares proposed to be acquired hereunder for investment for the Member's own account and not with a view to the resale or distribution of any part thereof, and the Member has no present intention of selling or otherwise distributing such SBES Shares, except in compliance with applicable securities Laws.

     (B) RESTRICTED SECURITIES. The Member understands that the SBES Shares are characterized as "RESTRICTED SECURITIES" under the Securities Act inasmuch as

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this Agreement contemplates that, if acquired by the Member pursuant hereto, the
SBES Shares would be acquired in a transaction not involving a public offering. The issuance of the SBES Shares hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act. The Member further acknowledges that if the SBES Shares are issued to the Member in accordance with the provisions of this Agreement, the SBES Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Member represents that he is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby, and specifically those in subparagraph
(i) thereof, and by the Securities Act.

     (C) ACKNOWLEDGMENT OF NON-REGISTRATION.The Member understands and agrees that the SBES Shares to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities Laws of any state of the U.S.

     (D) STATUS. By executing of this Agreement, the Member represents and warrants to SBES that the Member is an Accredited Investor. The Member understands that the SBES Shares are being offered and sold to the Member in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Members set forth in this Agreement, in order that SBES may determine the applicability and availability of the exemptions from registration of the SBES Shares on which SBES is relying.

     (E) ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. The Member (i) consents to the placement of a legend on any certificate or other document evidencing the SBES Shares substantially in the form set forth in SECTION
3.8(A); (ii) has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect his interests in connection with the transactions contemplated by this Agreement; (iii) has consulted, to the extent that he has deemed necessary, with his tax, legal, accounting and financial advisors concerning its acquisition of the SBES Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the SBES Shares;
(iv) has had access to the SEC Reports; (vi) has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding SBES that such the Member has requested and all such public information is sufficient for the Member to evaluate the risks of acquiring the SBES Shares; (vii) has been afforded the opportunity to ask questions of and receive answers concerning SBES and the terms and conditions of the issuance of the SBES Shares; (viii) is not relying on any representations and warranties concerning SBES made by SBES or any officer, employee or agent of SBES, other than those contained in this Agreement or the SEC Reports; (ix) will not sell or otherwise transfer the SBES Shares, unless either (A) the transfer of the SBES Shares is registered under the Securities Act; or (B) an exemption from registration of the SBES Shares is available; (x) understands and acknowledges that SBES is under no obligation to register the SBES Shares for sale under the Securities Act; (xi) represents and warrants that the address furnished to SBES is the principal residence of the Member; (xii) understands and acknowledges that the SBES Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning SBES that has been supplied to the Member and that any representation to the contrary is a criminal offense; and (xiii) acknowledges

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that the  representations,  warranties and agreements  made by the Member herein shall survive the execution and delivery of this Agreement and the acquisition of the SBES Shares.

     (F) CONSENT. The Member understands and acknowledges that SBES may refuse to transfer the SBES Shares, unless the Member complies with SECTION 3.7 and any other restrictions on transferability set forth herein. The Member consents to SBES making a notation on its records or giving instructions to any transfer agent of SBES Shares in order to implement the restrictions on transfer of the SBES Shares.

     SECTION 3.8 STOCK LEGENDS. The Member hereby agrees with SBES as follows:

     (a) The certificates evidencing the SBES Shares and each certificate issued in transfer thereof, will bear the following or similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

     (b) The certificates representing the SBES Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any state corporate and state securities Law, or Contract.

     SECTION 3.9 DISCLOSURE. No representation or warranty of the Member contained in this Agreement or any other Transaction Document and no statement or disclosure made by or on behalf of the Member to SBES pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF SMP

     SMP hereby represents and warrants to SBES, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the disclosure

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schedule  delivered by SMP and the Member to SBES  simultaneously  herewith (the
"SMP DISCLOSURE SCHEDULE") that the statements contained in this ARTICLE IV are correct and complete as of the date of this Agreement and as of the Closing Date (except where another date or period of time is specifically stated herein for a representation or warranty).

     SECTION 4.1 ORGANIZATION AND QUALIFICATION. SMP is a limited liability company duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on SMP.

     SECTION 4.2 AUTHORITY. SMP has have all requisite authority and power (as a limited liability company and otherwise), Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which SMP is a party and any other certificate, agreement, document or instrument to be executed and delivered by SMP in connection with the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents by SMP and the performance by SMP of its obligations hereunder and thereunder and the consummation by SMP of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of SMP. SMP does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and each of the Transaction Documents to which SMP is a party will be, duly and validly authorized and approved, executed and delivered by SMP.

     SECTION  4.3  BINDING   OBLIGATIONS.   Assuming  this   Agreement  and  the
Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than SMP, this Agreement and each of the Transaction Documents to which SMP is a party are duly authorized, executed and delivered by SMP and constitutes the legal, valid and binding obligations of SMP enforceable against SMP in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     SECTION 4.4 NO CONFLICTS. Neither the execution nor the delivery by SMP of this Agreement or any Transaction Document to which SMP is a party, nor the consummation or performance by SMP of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the SMP Organizational Documents; (b) contravene, conflict with or result in a violation of any Law, Order, charge or other restriction or decree applicable to SMP, or by which SMP or any of its respective assets and properties are bound or affected, including without

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limitation,  applicable  rules and  regulations of the TTB relating to reporting requirements,  product and label registrations and other distillery  operations;
(c) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of SMP under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of SMP under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which SMP is a party or by which SMP or any of its respective assets and properties are bound or affected; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel,
terminate  or  modify,  any  licenses,   permits,   authorizations,   approvals,
franchises or other rights held by SMP or that otherwise relate to the business of, or any of the properties or assets owned or used by, SMP, except, in the case of clauses (b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect on SMP.

     SECTION 4.5 SUBSIDIARIES. SMP does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise. There are no Contracts or other obligations (contingent or otherwise) of SMP to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

     SECTION 4.6 ORGANIZATIONAL DOCUMENTS. SMP has delivered or made available to SBES true and correct copies of the Articles of Organization and limited liability company operating agreement of SMP (the "OPERATING AGREEMENT") and any other organizational documents of SMP, each as amended, and each such instrument is in full force and effect (the "SMP ORGANIZATIONAL DOCUMENTS"). SMP is not in violation of any of the provisions of the SMP Organizational Documents.

     SECTION 4.7 CAPITALIZATION. Except for the SMP Interests, no limited liability company membership interests or other securities of SMP were issued, reserved for issuance or outstanding. Except as set forth in the Operating Agreement or as contemplated by this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, commitments, Contracts, arrangements or undertakings of any kind to which SMP or any of its members is a party or by which it or they are bound (a) obligating SMP to issue, deliver or sell, or cause to be issued, delivered or sold, equity or profit interests in, or any security convertible or exercisable for or exchangeable into an equity or profit interest in, SMP; (b) obligating SMP to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (c) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of SMP. There are no (x) outstanding purchase options, call options, rights of first refusal, preemptive rights, subscription right or any similar rights relating to securities of SMP; or (y) Contracts or other obligations of SMP to repurchase, redeem or otherwise acquire any securities of SMP.

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
     SECTION 4.8 NO BROKERS OR FINDERS. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against SMP for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of SMP, and SMP will indemnify and hold SBES harmless against any liability or expense arising out of, or in connection with, any such claim.

     SECTION 4.9 COMPLIANCE WITH LAWS. The business and operations of SMP have been and are being conducted in accordance with all applicable Laws and Orders. SMP is not conflict with, or in default or violation of and, to the Knowledge of SMP, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which SMP is a party or by which SMP or any of its assets and properties are bound or affected. There is no agreement, judgment or Order binding upon SMP which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of SMP or the conduct of business by SMP as currently conducted. SMP has filed all forms, reports and documents required to be filed with any Governmental Authority and SMP has made available such forms, reports and documents to SBES. As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 4.10 CERTAIN PROCEEDINGS. There is no Action pending against, or to the Knowledge of SMP, threatened against or affecting, SMP by any Governmental Authority or other Person with respect to SMP or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. SMP, or to the Knowledge of SMP, has not been a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed "MATERIAL" if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate). SMP is not in violation of and, to the Knowledge of SMP and the Members, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order. Neither SMP nor any past or present manager or officer (in his or her capacity as such) or Affiliate, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither SMP nor any past or present manager or officer (in his or her capacity as such) or Affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither SMP nor any past or present manager or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

     SECTION 4.11 CONTRACTS. Except as set forth in SECTION 4.11 of the SMP Disclosure Schedule, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of SMP. SMP is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of SMP.

     SECTION 4.12 FINANCIAL STATEMENTS AND TAX MATTERS.

     (A) FINANCIAL STATEMENTS; BOOKS AND RECORDS; ACCOUNTS RECEIVABLE.

     (i) SMP has delivered to SBES the financial  statements attached as SECTION
4.12 of the SMP Disclosure Schedule s SECTION 4.12 of the SMP Disclosure Schedule (the "SMP FINANCIAL STATEMENTS"). The SMP Financial Statements have been prepared on an accrual basis and fairly present in all material respects the financial position of SMP as of and for the dates thereof and the results of operations for the periods then ended. Within seventy (70) days of the Closing Date, the Member shall cause to be delivered to SBES, for filing as part of an amendment to SBES's Current Report on Form 8-K with respect to the transactions contemplated by this Agreement, audited annual and unaudited interim financial statements of SMP, for the periods and meeting the applicable accounting requirements of the SEC, as provided in the instructions to Current Report on Form 8-K.

     (ii) The books and records of SMP are complete and correct in all material respects and have been maintained in accordance with sound business practices consistent with industry standards.

     (iii) The accounts receivable of SMP are reflected on the books and records of SMP and represent valid obligations arising from the sale of products or performance of services in the Ordinary Course of Business. To the Knowledge of SMP, the accounts receivable are current and collectible net of the respective reserves established on SMP's books and records in accordance with past practices consistently applied. To the Knowledge of SMP, there is no contest, claim or right of set-off under any Contract relating to accounts receivable with respect to the amount or validity of such accounts receivable.

     (B) ABSENCE OF CERTAIN CHANGES. Since the date of the latest balance sheet included in the SMP Financial Statements, SMP has been operated, in the ordinary course and consistent with past practice and, in any event, there has not been:
(i) any material adverse change in the business, condition (financial or otherwise), operations, results of operations or prospects of SMP; (ii) any loss or, to the Knowledge of SMP, threatened or contemplated loss, of business of any customers or suppliers of SMP which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on SMP; (iii) any loss, damage, condemnation or destruction to any of the properties of SMP (whether or not covered by insurance); (iv) any borrowings by SMP other than trade payables arising in the ordinary course of the business and consistent with past practice; or (v) any sale, transfer or other disposition of any of the assets other than in the ordinary course of the business and consistent with past practice.

     (C) TAX RETURNS. SMP has filed all Tax Returns required to be filed (if any) by or on behalf of SMP and has paid all Taxes of SMP required to have been paid (whether or not reflected on any Tax Return). No Governmental Authority in any jurisdiction has made a claim, assertion or threat to SMP that SMP is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on SMP's property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to SMP for any period (or portion of a period) that would affect any period after the date hereof. (D) NO ADJUSTMENTS, CHANGES. Neither SMP nor any other Person on behalf of SMP (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

     (E) NO DISPUTES. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of SMP, nor is any such claim or dispute pending or contemplated. SMP has delivered to SBES true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by SMP, if any, since its inception and any and all correspondence with respect to the foregoing.

     SECTION 4.13 INTERNAL ACCOUNTING CONTROLS. SMP maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. SMP has established disclosure controls and procedures for SMP and designed such disclosure controls and procedures to ensure that material information relating to SMP is made known to the officers by others within SMP. SMP's officers have evaluated the effectiveness of the SMP's controls and procedures. Since SMP's Most Recent Fiscal Year End, there have been no significant changes in SMP's internal controls or, to the Knowledge of SMP, in other factors that could significantly affect SMP's internal controls.

     SECTION 4.14 LABOR MATTERS.

     (a) There are no collective bargaining or other labor union agreements to which SMP is a party or by which it is bound. No material labor dispute exists or, to the Knowledge of SMP and the Members, is imminent with respect to any of the employees of SMP.

     (b) SMP is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health. SMP is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

     (c) No manager, officer or employee of SMP is a party to, or is otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (i) the performance of his or her duties as a manager, officer or employee of SMP; or (ii) the ability of SMP to conduct its business. Each employee of SMP is employed on an at-will basis and the SMP does not have any Contract with any of its employees which would interfere with its ability to discharge its employees.

     SECTION 4.15 EMPLOYEE BENEFITS.

     (a) SMP does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of SMP. There are not any employment, consulting, indemnification, severance or termination agreements or arrangements between SMP and any current or former employee, officer or director of SMP, nor does SMP have any general severance plan or policy.

     (b) SMP does not, and since its inception never has, maintained or contributed to any "EMPLOYEE PENSION BENEFIT PLANS" (as defined in Section 3(2) of ERISA), "EMPLOYEE WELFARE BENEFIT PLANS" (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of SMP.

     (c) Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each manager, officer, employee and consultant of SMP, will result in (i) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from SMP; (ii) any increase in the amount of compensation or benefits payable to any such individual; or (iii) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No arrangement or other Contract of SMP provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of SMP.

     SECTION 4.16 TITLE TO ASSETS. SMP has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which SMP has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of SMP to conduct business as currently conducted.

     SECTION 4.17 INTELLECTUAL PROPERTY. SECTION 4.17 of the SMP Disclosure Schedule sets forth a true and correct list of Intellectual Property used by SMP n its business as presently conducted, which constitutes all of the Intellectual Property needed by SMP to operate its business as presently conducted. SMP is the sole and exclusive owner of or has a license or other right to sue the Intellectual Property, free and clear of any Liens and, to the Knowledge of SMP, any infringing or diluting uses thereof by third parties. SMP has neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of the Intellectual Property None of the Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the Knowledge of SMP, none of the Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

     SECTION 4.18 ENVIRONMENTAL LAWS. SMP (a) is in compliance with all Environmental Laws; (b) has received all Licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (c) is in compliance with all terms and conditions of any such License or approval where, in each of the foregoing clauses (a), (b) and (c), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on SMP. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, Licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     SECTION 4.19 TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SMP Financial Statements or SECTION 4.19 of the SMP Disclosure Schedule, no member, manager, officer or employee of SMP or any Affiliate of any such Person, has or has had, either directly or indirectly, an interest in any transaction with SMP (other than for services as managers, directors, officers and employees), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or, to the Knowledge of SMP and the Members, any entity in which any such Person has an interest or is a director, manager, officer, trustee or partner.

     SECTION 4.20 LIABILITIES. SMP has no Liability (and there is no Action pending, or to the Knowledge of SMP and the members, threatened against SMP that would reasonably be expected to give rise to any Liability). SMP is not a guarantor nor is it otherwise liable for any Liability or obligation (including Indebtedness) of any other Person.

     SECTION 4.21 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the SMP Most Recent Fiscal Year End (a) SMP has conducted its business only in Ordinary Course of Business; and (b) there has not been any change in the assets, Liabilities, financial condition or operating results of SMP since, except changes in the Ordinary Course of Business that have not caused, in the aggregate, a Material Adverse Effect on SMP. SMP has not taken any steps to seek protection pursuant to any Law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does SMP have any Knowledge or reason to believe that any of SMP's creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

     SECTION 4.22 DISCLOSURE. No representation or warranty of SMP contained in this Agreement and no statement or disclosure made by or on behalf of SMP to SBES pursuant to this Agreement or any other agreement contemplated herein contains an untrue statement of a material fact or omits to state a material
fact  necessary  to  make  the  statements   contained  herein  or  therein  not
misleading.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF SBES

     SBES hereby represents and warrant to SMP and the Member, subject to the exceptions and qualifications specifically set forth or disclosed in writing in the SEC Reports, that the statements contained in this ARTICLE V are correct and complete as of the Closing Date.

     SECTION 5.1 ORGANIZATION AND QUALIFICATION. SBES is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite corporate authority and power, Licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, and is duly qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on SBES. The SBES Shares are presently quoted on the OTCPink Market maintained by OTC Markets, Inc. and SBES is not subject to any notice that it no longer qualified for such quotation or that it has received any notice from the SEC that it has or will commence, institute or bring a proceeding pursuant to Section 12(j) of the Exchange Act.

     SECTION 5.2 AUTHORITY. SBES has all requisite authority and power, Licenses, authorizations, consents and approvals to enter into and deliver this Agreement and any of the other Transaction Documents to which SBES is a party and any other certificate, agreement, document or instrument to be executed and delivered by SBES in connection with the transactions contemplated hereby and thereby and to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents by SBES and the performance by SBES of its respective obligations hereunder and thereunder and the consummation by SBES of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of SBES. SBES is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Person or Governmental Authority in order for the Parties to execute, deliver or perform this Agreement or the transactions contemplated hereby. This Agreement has been, and each of the Transaction Documents to which SBES is a party will be, duly and validly authorized and approved, executed and delivered by SBES.

     SECTION  5.3  BINDING   OBLIGATIONS.   Assuming  this   Agreement  and  the
Transaction Documents have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than SBES, this Agreement and each of the Transaction Documents to which SBES is a party are duly authorized, executed and delivered by SBES and constitutes the legal, valid and binding obligations of SBES enforceable against SBES in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     SECTION 5.4 NO CONFLICTS. Neither the execution nor the delivery by SBES of this Agreement or any Transaction Document to which SBES is a party, nor the consummation or performance by SBES of the transactions contemplated hereby or thereby will, directly or indirectly, contravene, conflict with, or result in
(a) a violation of any provision of SBES Organizational Documents; (b) a violation of any Law, Order, charge or other restriction or decree of any Governmental Authority or any rule or regulation of the Principal Market applicable to SBES, or by which SBES or any of its respective assets and properties are bound or affected; (c) a violation of, any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of SBES under, or alter the obligations of any Person under, or create in any Person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a Governmental Authority or any other Person) pursuant to, or result in the creation of a Lien on any of the assets or properties of SBES under, any note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which SBES is a party or by which SBES or any of its respective assets and properties are bound or affected; or (d) a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any Licenses, permits, authorizations, approvals, franchises or other rights held by SBES or that otherwise relate to the business of, or any of the properties or assets owned or used by, SBES, except, in the case of clauses (b), (c) or (d), for any such contraventions, conflicts, violations, or other occurrences as could not reasonably be expected to have a Material Adverse Effect on SBES.

     SECTION 5.5 SUBSIDIARIES. Except as set forth in the SEC Reports, SBES does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise. There are no Contracts or other obligations (contingent or otherwise) of SBES to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, any other Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

     SECTION 5.6 ORGANIZATIONAL DOCUMENTS. SBES has delivered or made available to SMP a true and correct copy of its Articles of Incorporation, Bylaws and any other organizational documents, each as amended, and each such instrument is in full force and effect (the "SBES ORGANIZATIONAL DOCUMENTS"). SBES is not in violation of any of the provisions of the SBES Organizational Documents. The minute books (containing the records or meetings of the stockholders, the board of directors and any committees of the board of directors), the stock certificate books, and the stock record books of SBES, each as provided or made available to the SMP, are correct and complete.

     SECTION 5.7 CAPITALIZATION.

     (a) The authorized and outstanding capitalization of SBES is as set forth in the SEC Reports. Except as set forth in the SEC Reports, no shares of capital stock or other voting securities of SBES were issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of SBES are, and all such shares that may be issued prior to the Closing Date will be when issued, duly authorized, validly issued, fully paid and nonassessable, have been issued in accordance with all applicable Laws, including, but not limited to, the Securities Act, and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of the jurisdiction of SBES's organization, the SBES Organizational Documents or any Contract to which SBES is a party or otherwise bound. Except as set forth in the SBES Reports, there are no any bonds, debentures, notes or other Indebtedness of SBES having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of shares of common stock of may vote. Except as set forth in the SEC Reports, there are no options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which SBES is a party or by which it is bound (i) obligating SBES to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, SBES; (ii) obligating SBES to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking; or (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of SBES. Except as set forth in the SEC Reports, there are no outstanding Contracts or obligations of SBES to repurchase, redeem or otherwise acquire any shares of capital stock of SBES. Except as set forth in the SEC Reports, there are no registration rights, proxies, voting trust agreements or other agreements or understandings with respect to any class or series of any capital stock or other security of SBES. The shareholder list provided to the SMP and the Members is a current shareholder list generated by its stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the SBES Shares.

     (b) The issuance of the SBES Shares to the Member has been duly authorized and, upon issuance to the Member of certificates therefor in accordance with the terms of this Agreement, the SBES Shares will have been duly and validly issued, fully paid and nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Members and restrictions on transfer imposed by this Agreement and the Securities Act.

     SECTION 5.8 COMPLIANCE WITH LAWS. The business and operations of SBES have been and are being conducted in accordance with all applicable Laws and Orders. SBES is not conflict with, or in default or violation of and, to the Knowledge of SBES, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of or default under, any (a) Law, rule, regulation, judgment or Order; or (b) note, bond, mortgage, indenture, Contract, License, permit, franchise or other instrument or obligation to which SBES is a party or by which SBES or any of its respective assets and properties are bound or affected. There is no agreement, judgment or Order binding upon SBES which has, or could reasonably be expected to have, the effect of prohibiting or materially impairing any business practice of SBES or the conduct of business by SBES as currently conducted. SBES has filed all forms, reports and documents required to be filed with any Governmental Authority and SBES has made available such forms, reports and documents to SMP and the Members As of their respective dates, such forms, reports and documents complied in all material respects with the applicable requirements pertaining thereto and none of such forms, reports and documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 5.9 CERTAIN PROCEEDINGS. Except as set forth in the SEC Reports, there is no Action pending against, or to the Knowledge of SBES, threatened against or affecting, SBES by any Governmental Authority or other Person with respect to SBES or its business or that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. SBES, or to the Knowledge of SBES, has not been a party to any material litigation or, within the past two (2) years, the subject of any threat of material litigation (litigation shall be deemed "material" if the amount at issue exceeds the lesser of $10,000 per matter or $25,000 in the aggregate). SBES is not in violation of and, to the Knowledge of SBES, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable Law, rule, regulation, judgment or Order. Neither SBES nor any past or present director or officer (in his or her capacity as such) or affiliate, is or has been the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither SBES nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Neither SBES nor any past or present director or officer (in his or her capacity as such) or affiliate, have any reason to believe that they will be the subject of any civil, criminal, or administrative Action brought by any federal or state agency.

     SECTION 5.10 NO BROKERS OR FINDERS. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against SBES for any commission, fee or other compensation as a finder or broker, or in any similar capacity, based upon arrangements made by or on behalf of SBES, and

SBES will indemnify and hold SMP and the Member harmless against any liability or expense arising out of, or in connection with, any such claim.

     SECTION 5.11 CONTRACTS. Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of SBES. SBES is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect of SBES.

     SECTION 5.12 TAX MATTERS.

     (A) TAX RETURNS. SBES has filed all Tax Returns required to be filed (if any) by or on behalf of SBES and has paid all Taxes of SBES required to have been paid (whether or not reflected on any Tax Return). No Governmental Authority in any jurisdiction has made a claim, assertion or threat to SBES that SBES is or may be subject to taxation by such jurisdiction; there are no Liens with respect to Taxes on SBES's property or assets; and there are no Tax rulings, requests for rulings, or closing agreements relating to SBES for any period (or portion of a period) that would affect any period after the date hereof.

     (B) NO ADJUSTMENTS, CHANGES. Neither SBES nor any other Person on behalf of SBES (i) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (ii) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

     (C) NO DISPUTES. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of SBES, nor is any such claim or dispute pending or contemplated. SBES has delivered to the SMP true, correct and complete copies of all Tax Returns and examination reports and statements of deficiencies assessed or asserted against or agreed to by SBES, if any, since its inception and any and all correspondence with respect to the foregoing.

     (D) NO OTHER ARRANGEMENTS. SBES is not a party to any Contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. SBES is not a "consenting corporation" within the meaning of Section 341(f) of the Code. SBES does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of
Section 168(g) or (h), respectively of the Code. SBES does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, SBES has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. SMP is not a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

     SECTION 5.13 TITLE TO ASSETS. SBES has sufficient title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which SBES has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of SBES to conduct business as currently conducted.

     SECTION 5.14 SEC REPORTS.

     (a) SBES has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act (the "SEC REPORTS").

     (b) As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material Contracts to which SBES is a party or to which the property or assets of SBES are subject have been filed as exhibits to or incorporated by reference in the SEC Reports and to the extent required under the Exchange Act, as applicable. The financial statements of SBES included in the SEC Reports comply in all respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of SBES as at the dates thereof and the results of its operations and cash flows for the periods then ended. The disclosure set forth in the SEC Reports regarding SBES's business is current and complete and accurately reflects operations of SBES as it exists as of the date hereof.

     SECTION 5.14 LISTING AND MAINTENANCE REQUIREMENTS. SBES is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the SBES Shares on the Principal Market. The issuance of the SBES Shares under this Agreement does not contravene the rules and regulations of the Principal Market and no approval by the shareholders of SBES is required for SBES to issue and deliver the SBES Shares to the Member at Closing.

     SECTION 5.15 UNDISCLOSED EVENTS. No event, Liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to SBES, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by SBES under the Securities Act in a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by SBES of its common stock and which has not been publicly announced.

                                   ARTICLE VI
                            CONDUCT PRIOR TO CLOSING

     SECTION 6.1 CONDUCT OF BUSINESS. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, SBES and SMP shall (a) carry on their respective businesses diligently and in the usual, regular and Ordinary Course of Business, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws;
(b) pay or perform its material obligations when due; (c) use its commercially reasonable efforts, consistent with past practices and policies, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings; and (d) keep their business and properties substantially intact, including their present operations, physical facilities and working conditions. In furtherance of the foregoing and subject to applicable Law, SBES and SMP shall confer with the other Party, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of the business of SBES or SMP.

     SECTION 6.2 RESTRICTIONS ON CONDUCT OF BUSINESS. Without limiting the generality of the terms of Section 6.1 hereof, except as required by the terms hereof or to the extent that the other Party (either SBES or SMP, for purposes of SECTION 6.2) shall otherwise consent in writing, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to the terms hereof or the Closing, SBES and SMP shall not do any of the following, where applicable:

     (a) except as required by applicable Law, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

     (b) enter into any partnership arrangements, joint development agreements or strategic alliances, other than in the Ordinary Course of Business;

     (c) increase the compensation or fringe benefits of, or pay any bonuses or special awards to, any present or former director, officer, stockholder or employee of SBES or SMP (except for increases in salary or wages in the Ordinary Course of Business) or increase any fees to any independent contractors; (ii) grant any severance or termination pay to any present or former director, officer or employee of SBES or SMP; (iii) enter into, amend or terminate any employment Contract, independent contractor agreement or collective bargaining agreement, written or oral; or (iv) establish, adopt, enter into, amend or terminate any bonus, profit sharing, incentive, severance, or other plan, agreement, program, policy, trust, fund or other arrangement that would be an employee benefit plan if it were in existence as of the date of this Agreement, except as required by applicable Law;

     (d) except as contemplated by this Agreement, issue, deliver, sell, authorize, pledge or otherwise encumber, or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of SBES or SMP, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into, or exercisable or exchangeable for, shares of capital stock of SBES or SMP, or enter into other Contracts or commitments of any character obligating it to issue any such shares of capital stock of SBES or SMP or securities convertible into, or exercisable or exchangeable for, shares of capital stock of SBES or SMP;

     (e)  cause,   permit  or  propose  any   amendments  to  any  SBES  or  SMP
Organizational Documents;

     (f) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, joint venture, association, business trust or other business enterprise or entity, or otherwise acquire or agree to acquire any assets other than in the Ordinary Course of Business;

     (g) adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

     (h) except as required by applicable Law, adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment Contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the Ordinary Course of Business with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee other than in the Ordinary Course of Business, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its officers;

     (i) except in the Ordinary Course of Business, modify, amend or terminate any Contract to which SBES or SMP is a party, or waive, delay the exercise of, release or assign any rights or claims thereunder;

     (j) sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets, except in the Ordinary Course of Business;

     (k) (i) incur any Indebtedness or guarantee any such Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of SBES or SMP, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for endorsements and guarantees for collection, short-term borrowings and lease obligations, in each case incurred in the Ordinary Course of Business; or (ii) make any loans, advances or capital contributions to, or investment in, any other Person, other than to SBES or SMP;

     (l)  pay,   discharge   or  satisfy   any  claims   (including   claims  of
stockholders), Liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of liabilities or obligations in the Ordinary Course of Business or in accordance with their terms as in effect on the date hereof, or waive, release, grant, or transfer any rights of material value or modify or change in any material respect any existing License, Contract or other document, other than in the Ordinary Course of Business;

     (m) change any financial reporting or accounting principle, methods or practices used by it unless otherwise required by applicable Law or GAAP;

     (n) settle or compromise any litigation (whether or not commenced prior to the date of this Agreement);

     (o) (i) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire any shares of capital stock of SBES or SMP or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

     (p) enter into any transaction with any of its directors, officers, stockholders, or other Affiliates;

     (q) make any capital expenditure in excess of $50,000;

     (r) (i) grant any license or sublicense of any rights under or with respect to any Intellectual Property; (ii) dispose of or let lapse and Intellectual Property, or any application for the foregoing, or any license, permit or authorization to use any Intellectual Property; or (iii) amend, terminate any other Contract, license or permit to which SBES or SMP is a party;

     (s) make, or permit to be made, without the prior written consent of the other Party any material Tax election which would affect SBES or SMP; or

     (t) commit to or  otherwise  to take any of the actions  described  in this
SECTION 6.2.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

     SECTION 7.1 ACCESS TO INFORMATION. Each of SBES and SMP shall afford the other Party, its accountants, counsel and other representatives (including the Principal Stockholder), reasonable access, during normal business hours, to the properties, books, records and personnel of such Party at any time prior to the Closing in order to enable each Party to obtain all information concerning the business, assets and properties, results of operations and personnel of the other Party as each Party may reasonably request. No information obtained in the foregoing investigation by a Party pursuant to this Section 7.1 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

     SECTION 7.2 LEGAL REQUIREMENTS. The Parties shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Authority, and prompt resolution of any litigation prompted hereby), and shall promptly cooperate with, and furnish information to, the other Parties to the extent necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by this Agreement.

     SECTION 7.3 NOTIFICATION OF CERTAIN MATTERS. SMP shall give prompt notice to SBES, and SBES shall give prompt notice to the SMP, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate at the Closing, such that the conditions set forth in ARTICLE X hereof, as the case may be, would not be satisfied or fulfilled as a result thereof; or (b) any material failure of any SMP, the Stockholder or SBES, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the foregoing, the delivery of any notice pursuant to this SECTION 7.3 shall not limit or otherwise affect the rights and remedies available hereunder to the Party receiving such notice.

     SECTION 7.4 CAPITAL STRUCTURE MATTERS.

     (a) Following execution of this Agreement, SBES shall use commercially reasonable efforts to necessary to authorize or otherwise have available the necessary number of SBES Shares or preferred shares having equivalent rights to the SBES Shares to be issued to the Member hereunder. Having a sufficient number of authorized SBES Shares or equivalent preferred shares for issuance to the Member shall be a condition to Closing this Agreement.

     (b) Following execution of this Agreement, the Member shall be authorized as the sole and exclusive representative of SBES to negotiate with holders of SBES' outstanding Indebtedness, with respect to the modification of the terms or satisfaction of such Indebtedness.

                                  ARTICLE VIII
                             POST CLOSING COVENANTS

     SECTION 8.1 GENERAL. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

     SECTION 8.2 PUBLIC ANNOUNCEMENTS. Within five (5) calendar days of Closing, SBES shall file with the SEC a Form 8-K, describing the material terms of the transactions contemplated hereby as soon as practicable following the Closing Date but in no event more than four (4) business days following the Closing Date. Prior to the Closing Date, the Parties shall consult with each other in issuing the Form 8-K and any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and no Party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by Law, in which case the disclosing Party shall provide the other Parties with prior notice of no less than three (3) calendar days, of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reason incorporate into such public statement, filing or other communication the reasonable comments of the other Parties.

                                   ARTICLE IX
                              CONDITIONS TO CLOSING

     SECTION 9.1 CONDITIONS TO OBLIGATION OF THE PARTIES GENERALLY. The Parties shall not be obligated to consummate the transactions to be performed by each of them in connection with the Closing if, on the Closing Date, (i) any Action shall be pending or threatened before any Governmental Authority wherein an Order or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; (ii) any Law or Order which would have any of the foregoing effects shall have been enacted or promulgated by any Governmental Authority; or (iii) there is no consummation of all required definitive instruments and agreements, including, but not limited to, this Agreement and applicable SEC filings in forms acceptable to SBES and SMP.

     SECTION 9.2 CONDITIONS TO OBLIGATION OF SMP AND THE MEMBER. The obligations of SMP and the Member to enter into and perform their respective obligations under this Agreement are subject, at the option of SMP and the Member, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the SMP and the Member in writing:

     (a) The representations and warranties of SBES set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as "MATERIAL" and "MATERIAL ADVERSE EFFECT," in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

     (b) SBES shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

     (c) No action, suit, or proceeding shall be pending or, to the Knowledge of SBES, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the Member to own the SBES Shares; or
(ii) affect adversely the right of SBES to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

     (d) No event, change or development shall exist or shall have occurred since SBES's Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on SBES;

     (e) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by SBES for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by SBES and SBES shall have delivered proof of same to the SMP and the Member;

     (f) SBES shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date;

     (g) SBES shall have delivered to SMP and the Member a certificate, dated the Closing Date, executed by an officer of SBES, certifying the satisfaction of the conditions specified in SECTIONS 9.2(A) through 9.2(F), inclusive;

     (g) SBES shall have delivered to SMP and the Member a certificate duly executed by the Secretary of SBES and dated as of the Closing Date, as to the resolutions as adopted by SBES's board of directors, in a form reasonably acceptable to SMP, approving this Agreement and the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby; and

     (h) All actions to be taken by SBES in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to SMP and the Member.

     SECTION 9.3 CONDITIONS TO OBLIGATION OF SBES. The obligations of SBES to enter into and perform their respective obligations under this Agreement are subject, at the option of SBES, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by SBES in writing:

     (a) The representations and warranties of SMP and the Member set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and except to the extent that such representations and warranties are qualified by terms such as

"MATERIAL" and "MATERIAL ADVERSE EFFECT," in which case such representations and warranties shall be true and correct in all respects at the Closing Date;

     (b) SMP and the Member shall have performed and complied with all of their covenants hereunder in all material respects through the Closing Date;

     (c) No action, suit, or proceeding shall be pending or, to the Knowledge of SMP, threatened before any Governmental Authority wherein an Order or charge would (i) affect adversely the right of the SMP to own the SBES Shares; or (ii) affect adversely the right of SMP to own its assets or to operate its business (and no such Order or charge shall be in effect), nor shall any Law or Order which would have any of the foregoing effects have been enacted or promulgated by any Governmental Authority;

     (d) No event, change or development shall exist or shall have occurred since SMP's Most Recent Fiscal Year End that has had or is reasonably likely to have a Material Adverse Effect on SMP;

     (e) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by SMP for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by SMP and SMP shall have delivered proof of same to the SBES;

     (f) All consents, waivers, approvals, authorizations or Orders required to be obtained, and all filings required to be made, by SMP for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by SMP and SMP shall have delivered proof of same to SBES;

     (g) SMP shall have delivered to SBES a certificate, dated the Closing Date, executed by an officer of SMP, certifying the satisfaction of the conditions specified in SECTIONS 9.3(A) through 9.3(F), inclusive, relating to SMP;

     (h) The Member shall have delivered to SBES a certificate, dated the Closing Date, executed by the Member, certifying the satisfaction of the conditions specified in SECTIONS 9.3(A) and 9.3(B) relating to the Member; and

     (i) All  actions  to be  taken by SMP and the  Member  in  connection  with consummation of the transactions contemplated hereby and all payments, certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to SBES.

                                    ARTICLE X
                                   TERMINATION

     SECTION 10.1 GROUNDS FOR TERMINATION. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

     (a) by the mutual written agreement of the Parties;

     (b) by SMP and the Member (by written notice of termination from SMP and the Member to SBES, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of SMP or the Member to perform any material obligation to be performed by SMP or the Member pursuant to this Agreement at or prior to the Closing;

     (c) by SBES (by written notice of termination from SBES to SMP and the Member, in which reference is made to this subsection) if the Closing has not occurred on or prior to the Termination Date, unless the failure of the Closing to have occurred is attributable to a failure on the part of SBES to perform any material obligation required to be performed by SBES pursuant to this Agreement at or prior to the Closing;

     (d) by SBES or SMP (by written notice of termination from such Party to the other Parties) if a Governmental Authority of competent jurisdiction shall have issued a final non-appealable Order, or shall have taken any other action having the effect of, permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, however, that the right to terminate this Agreement under this SECTION 10.1(D) shall not be available to a Party if such Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement;

     (e) by SBES, SMP or the Member (by written notice of termination from such Party to the other Parties) if any event shall occur after the date hereof that shall have made it impossible to satisfy a condition precedent to the terminating Party's obligations to perform its obligations hereunder, unless the occurrence of such event shall be due to the failure of the terminating Party to perform or comply with any of the agreements, covenants or conditions hereof to be performed or complied with by such Party at or prior to the Closing;

     (f) by SMP or the Member (by written notice of termination from SMP to SBES, in which reference is made to this subsection) if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on SBES, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to SBES;

     (g) by SBES (by written notice of termination from SBES to SMP, in which reference is made to this subsection) if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on SMP, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have, a Material Adverse Effect with respect to SMP;

     (h) by SMP (by written notice of termination from the SMP to SBES, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of SBES's representations and warranties shall have been inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in SECTION 9.1(a) would not be satisfied and such inaccuracy has not been cured by SBES within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, (ii) any of the SBES's covenants contained in this Agreement shall have been breached, such that the condition set forth in SECTION 9.2(B) would not be satisfied; or

     (i) by SBES (by written notice of termination from SBES to SMP and the Member, in which reference is made to the specific provision(s) of this subsection giving rise to the right of termination) if (i) any of SMP's or the Member' representations and warranties shall have been inaccurate as of the date of this Agreement or as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in SECTION 9.3(A) would not be satisfied and such inaccuracy has not been cured by SMP or the Member within five (5) Business Days after its receipt of written notice thereof and remains uncured at the time notice of termination is given; or (ii) any of SMP's or the Member's covenants contained in this Agreement shall have been breached, such that the condition set forth in SECTION 9.3(B) would not be satisfied.

     SECTION 10.2 PROCEDURE AND EFFECT OF TERMINATION. In the event of the termination of this Agreement by SBES or SMP pursuant to Section 10.1 hereof, written notice thereof shall forthwith be given to the other Party. If this Agreement is terminated as provided herein (a) each Party will redeliver all documents, work papers and other material of any other Party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the Party furnishing the same; provided, that each Party may retain one copy of all such documents for archival purposes in the custody of its outside counsel; and (b) all filings, applications and other submission made by any Party to any Person, including any Governmental Authority, in connection with the transactions contemplated hereby shall, to the extent practicable, be withdrawn by such Party from such Person.

     SECTION 10.3 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement shall become void and of no further force and effect, except for the provisions of (a) ARTICLE XI; (b) SECTIONS 3.6, 4.8 and 5.10 hereof relating to brokers' fees or commissions; and
(iv) SECTION 10.2 and this SECTION 10.3.

                                   ARTICLE XI
                            SURVIVAL; INDEMNIFICATION

     SECTION 11.1 SURVIVAL. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing, and for a period of one
(1) year after which they shall be of no further force and effect, other than those set forth in SECTIONS 3.1, 3.2, 3.3, 3.4, 4.1, 4,2, 4.3, 4.4, 5.1, 5.2,

5.3 and 5.4, which shall survive indefinitely, and those related to Tax Matters set forth in SECTIONS 4.12 and 5.12, which shall survive until forty-five (45) days after the expiration of applicable statutes of limitations. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

     SECTION 11.2 INDEMNIFICATION.

     (a) From and after the execution of this Agreement, SBES shall indemnify and hold harmless the SMP Indemnified Parties, from and against any all costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement (collectively, "DAMAGES") arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by SBES in this Agreement or any Transaction Document or in any certificate delivered by SBES pursuant to this Agreement; or (ii) any breach (or alleged breach) by SBES of any covenant or obligation of SBES in this Agreement or any Transaction Document required to be performed by SBES on or prior to the Closing Date or by SBES after the Closing Date.

     (b) From and after the execution of this Agreement, SMP and the Member, severally and not jointly, shall indemnify and hold harmless the SBES Indemnified Parties, from and against any all Damages arising, directly or indirectly, from or in connection with: (i) any breach (or alleged breach) of any representation or warranty made by SMP or the Member in this Agreement or any Transaction Document or in any certificate delivered by SMP or the Member pursuant to this Agreement; or (ii) any breach (or alleged breach) by SMP or the Member of any covenant or obligation of SMP or Members in this Agreement or any Transaction Document required to be performed by SMP or the Member on or prior to the Closing Date or by SMP or the Member after the Closing Date.

     SECTION 11.3 MATTERS INVOLVING THIRD PARTIES. Promptly after the assertion of any claim by a third party or occurrence of any event which may give rise to a claim for indemnification from an indemnifying party ("INDEMNIFYING PARTY") under this ARTICLE XI, an indemnified party ("INDEMNIFIED PARTY") shall notify the Indemnitor in writing of such claim. The Indemnitor shall have the right to assume the control and defense of any such action (including, but without limitation, tax audits), provided that the Indemnitee may participate in the defense of such action subject to the Indemnitor's reasonable direction and at Indemnitee's sole cost and expense. The party contesting any such claim shall be furnished all reasonable assistance in connection therewith by the other party and be given full access to all information relevant thereto. In no event shall any such claim be settled without the Indemnitor's consent.

     SECTION 11.4 EXCLUSIVE REMEDY.The Parties acknowledge and agree that the indemnification provisions in this ARTICLE XI shall be the exclusive remedies of the Parties with respect to the transactions contemplated by this Agreement, other than for fraud and willful misconduct.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

     SECTION 12.1 EXPENSES. Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

     SECTION 12.2 CONFIDENTIALITY.

     (a) The Parties will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another Person in connection with this Agreement or the transactions contemplated by this Agreement, unless (i) such information is already known to such Party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such Party; (ii) the use of such information is necessary or appropriate in making any required filing with the SEC, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

     (b) In the event that any Party is required to disclose any information of another Person pursuant to clause (II) or (III) of SECTION 12.2(A) above, the Party requested or required to make the disclosure (the "DISCLOSING PARTY") shall provide the Person that provided such information (the "PROVIDING PARTY") with prompt notice of any such requirement so that the providing party may seek a protective Order or other appropriate remedy and/or waive compliance with the provisions of this SECTION 12.2. If, in the absence of a protective Order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective Order or other relief assurance that confidential treatment will be accorded the providing party's information.

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
     (c) If the transactions contemplated by this Agreement are not consummated, each Party will return or destroy all of such written information each party has regarding the other Parties.

     SECTION 12.3 NOTICES. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service); (b) if mailed by certified mail, return receipt requested, two (2) Business Days after being mailed; or (c) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this SECTION 12.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to SBES, to:                   1411 Sawgrass Corporate Parkway, Suite B
                                  Sunrise, FL  33323
                                  Attention:  Chief Executive Officer

If to SMP or the Member, to:      34099 Melinz Pkwy.
                                  Unit E
                                  Eastlake, OH, 44095
                                  Attention: Paul Spivak

or such other address as shall be furnished in writing by any Party in the manner for giving notices hereunder.

     SECTION 12.4 FURTHER ASSURANCES. The Parties agree (a) to furnish upon request to each other such further information; (b) to execute and deliver to each other such other documents; and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     SECTION 12.5 WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or

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
right unless in writing signed by the other Parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     SECTION 12.6 ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Party against whom the enforcement of such amendment is sought.

     SECTION 12.7 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. No Party may assign any of its rights under this Agreement without the prior consent of the other Parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.

     SECTION 12.8 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     SECTION 12.9 SECTION HEADINGS.The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "ARTICLE" or "ARTICLES" or "SECTION" or "SECTIONS" refer to the corresponding Article or Articles or Section or Sections of this Agreement, unless the context indicates otherwise.

     SECTION 12.10 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

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     SECTION 12.11  COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or ".pdf" signature page were an original thereof.

     SECTION 12.12 GOVERNING LAW; SUBMISSION TO JURISDICTION; ATTORNEYS' FEES. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida, without regard to conflicts of Laws principles. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of Florida, Broward County, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in SECTION 12.3 above. Nothing in this SECTION 12.12, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity. In any action brought to interpret to enforce this Agreement, the prevailing Party or Parties shall be entitled to recover all cost related thereto from the non-prevailing Party or Parties, including attorneys' fees and costs at both the trial and appellate levels.

     SECTION 12.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WANES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                            [SIGNATURE PAGE FOLLOWS]


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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                  SBES:

                                  SOUTH BEACH SPIRITS, INC.
                                  a Nevada corporation


                                  By: /s/ Martin D. Ustin
                                      ------------------------------------------
                                       Martin D. Ustin, Chief Executive Officer

                                  SMP:

                                  ST. MARTIN POWERBOATS, LLC
                                  an Ohio limited liability company


                                  By: /s/ Paul Spivak
                                      ------------------------------------------
                                      Paul Spivak, President

                                  THE MEMBER:


                                  /s/ Paul Spivak
                                  ----------------------------------------------
                                  Paul Spivak

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